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                                                                    EXHIBIT 10.3


                                   AGREEMENT

     This Agreement (this "Agreement") is entered as of April 18, 2001, between Genentech, Inc., a Delaware corporation ("Genentech"), and Genaera Corporation, a Delaware corporation (formerly named Magainin Pharmaceuticals, Inc., "Genaera").

                             W I T N E S S E T H:

     WHEREAS, Genentech and Genaera entered into that certain License and Collaboration Agreement (the "Original Agreement") dated as of April 28, 2000;

     WHEREAS, Genentech notified Genaera on December 15, 2000 of its intention to terminate the Original Agreement pursuant to Section 13.2(a) thereof; and

     WHEREAS, Genentech and Genaera have determined that it is in their respective best interests to terminate the Original Agreement effective immediately rather than upon the 180 days' notice required under such Section 13.2(a).

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained in this Agreement and intending to be legally bound, the parties hereto agree as follows:

     1.   Termination of Original Agreement.  Effective as of the date hereof,
          ---------------------------------
the Original Agreement shall be terminated in its entirety under Section 13.2 of the Original Agreement, except for such sections as expressly survive such termination, including those set forth in Section 13.11 of the Original Agreement.

     2.   Termination of Licenses. Effective as of the date hereof, the licenses
          -----------------------
granted by Genaera to Genentech under the Original Agreement shall be terminated and of no further force or effect in accordance with Article 13 of the Original Agreement.

     3.   Return of Materials, Etc.  Within thirty (30) days of the date of this
          ------------------------
Agreement, Genentech shall return to Genaera all the materials, samples, documents, information and other materials in accordance with set forth in
Section 13.8(b)(1) of the Original Agreement and in accordance with that provision.

     4.   Reimbursement of Development Costs.  The parties hereto acknowledge
          ----------------------------------
that, prior to the execution of this Agreement, they had disagreed about the amount of Post-Notice Development Costs. Genentech hereby surrenders and returns Three Hundred (300) shares of Series A Preferred Stock of Genaera held by it in full and fair settlement of any and all Post-Notice Development Costs. Promptly following the date of this Agreement, Genentech shall return stock certificate number AS-2 dated November 29, 2000 for 688 shares and Genaera shall issue Genentech a new stock certificate representing 388 shares of Series A Preferred Stock. Genaera acknowledges that it shall not be entitled to any further reimbursement of Post-Notice Development Costs from Genentech under the Original Agreement or otherwise. The parties agree that they hereby relinquish any claims they may have against each other relating to the
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Post-Notice Development Costs. Genentech represents that upon execution of this
Agreement, it shall own an aggregate of Eight Hundred Eighty-Eight (888) shares of Series A Preferred Stock of Genaera.

     5.   Representations and Warranties of Genaera.  Genaera represents and
          -----------------------------------------
warrants to Genentech as follows:

          a.   Organization. Genaera is a corporation duly organized, validly
               ------------
existing and in good standing under the laws of the State of Delaware.

          b.   Authorization. The execution, delivery and performance by Genaera
               -------------
of this Agreement has been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of its stockholders or
(ii) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it or any provision of its charter documents.

          c.   Binding Agreement.  This Agreement is a legal, valid and binding
               -----------------
obligation of Genaera enforceable against it in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof and thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

     6.   Representations and Warranties of Genentech.  Genentech hereby
          -------------------------------------------
represents and warrants to Genaera as follows:

          a.   Organization. Genentech is a corporation duly organized, validly
               ------------
existing and in good standing under the laws of the State of Delaware.

          b.   Authorization. The execution, delivery and performance by
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Genentech of this Agreement has been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of its stockholders or (ii) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it or any provision of its charter documents.

          c.   Binding Agreement.  This Agreement is a legal, valid and binding
               -----------------
obligation of Genentech enforceable against it in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof and thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

     7.   Miscellaneous.
          -------------

          a.   Definitions.  Unless otherwise provided in this Agreement, all
               -----------
capitalized terms used herein shall have the meanings set forth in the Original Agreement.

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          b.   Severability. If any provision of this Agreement shall be invalid
               ------------
or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

          c.   Notices.  Any consent, notice or report required or permitted to
               -------
be given or made under this Agreement by one of the parties hereto to the other shall be in writing, delivered personally or by facsimile (and promptly confirmed by telephone), postage prepaid (where applicable), addressed to such other party at its address indicated below, or to such other address as the addressee shall have furnished in writing to the addressor and shall be effective upon receipt by the addressee.

          If to Genaera:      Genaera Corporation
                              5110 Campus Drive
                              Plymouth Meeting, PA 19462
                              Attention: President and CEO
                              Telephone: (610) 941-4020
                              Telecopy:  (610) 941-5399

          with a copy to:     Morgan, Lewis & Bockius LLP
                              502 Carnegie Center
                              Princeton, NJ 08540
                              Attention: Randall B. Sunberg, Esq.
                              Telephone: (609) 919-6600
                              Telecopy:  (609) 919-6639

          If to Genentech:    Genentech, Inc.
                              1 DNA Way
                              South San Francisco, CA 94080
                              Attention: Vice President, General Counsel and
                                         Secretary
                              Telephone: (650) 225-1000
                              Telecopy:  (650) 952-9881

          d.   Entire Agreement; Amendments.  This Agreement contains the entire
               ----------------------------
understanding of the parties with respect to the subject matter hereof and supersedes all other agreements specifically with respect to the subject matter hereof including, without limitation, the Original Agreement. This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by both parties hereto.

          e.   Headings. The headings of this Agreement are for convenience of
               --------
reference and shall not form part of, or affect the interpretation of, this Agreement.

          f.   Waiver.  The waiver by either party hereto of any right hereunder
               ------
or the failure to perform or of a breach by the other party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by said other party whether of a similar nature or otherwise.

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          g.   Counterparts. This Agreement may be executed in two counterparts,
               ------------
each of which shall be deemed an original, but both of which together shall constitute one and the same instrument



          IN WITNESS WHEREOF, the parties have signed this Agreement as of the date first written above.



                              GENENTECH, INC.



                              By: /s/ Stephen J. Juelsgaard
                                  ---------------------------------------------
                                  Name:  Stephen J. Juelsgaard
                                  Title: Senior Vice President and
                                         General Counsel


                              GENAERA CORPORATION



                              By: /s/ Roy Clifford Levitt, M.D.
                                  ---------------------------------------------
                                  Name: Roy Clifford Levitt, M.D.
                                  Title: President and Chief Executive Officer

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